UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 19, 2017

Genuine Parts Company
__________________________________________
(Exact name of registrant as specified in its charter)

Georgia	001-05690	58-0254510
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2999 Wildwood Pkwy, Atlanta, Georgia		30339
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	678.934.5000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Top of the Form

Item 2.02 Results of Operations and Financial Condition.

On October 19, 2017, Genuine Parts Company issued a press release announcing its results of operations for the third quarter and nine months ended September 30, 2017. A copy of the press release is furnished with this Current Report on Form 8-K as exhibit 99.1.

The information, including the exhibits attached hereto contained in this Current Report on Form 8-K of Genuine Parts Company is being "furnished" and shall not be deemed "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. In accordance with General Instruction B.2 of Form 8-K, the information in Item 2.02 and Item 9.01 of this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or into any filing or other document pursuant to the Securities Exchange Act of 1934, as amended, except as otherwise expressly stated in any such filing.

Item 8.01 Other Events.

On October 19, 2017 Genuine Parts Company (NYSE: GPC) announced today acquisitions for both its Industrial Group, Motion Industries, and its U.S. Automotive Parts Group.

The Company has entered into a definitive agreement to acquire Apache Hose & Belting Company, Inc. (Apache), with an effective close date of November 1, 2017. Apache, founded in 1963 and based in Cedar Rapids, Iowa, offers over 50 years of experience in the industrial hose and belting business, specializing in value-added fabrication of belts, hoses and cut and molded products used in a wide array of industries and applications. Apache operates from seven locations in the United States and serves more than 2,500 customers throughout North America and Europe. The Company expects Apache to generate estimated annual revenues of $100 million.

In addition, the Company has entered into a definitive agreement to acquire Monroe Motor Products (Monroe), with an effective close date of November 1, 2017. Monroe, founded in 1917 and based in Rochester, New York, is a leading regional automotive parts distributor with 17 stores and a large hub location. The addition of Monroe will consolidate into our U.S. Automotive operations and is expected to generate approximate annual revenues of $25 million.

A copy of the press release is furnished with this Current Report on Form 8-K as Exhibit 99.2.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1 Press Release dated October 19, 2017
99.2 Press Release dated October 19, 2017

Top of the Form

Exhibit Index

Exhibit No.	Description

99.1	Press Release dated October 19, 2017
99.2	Press Release dated October 19, 2017

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Genuine Parts Company

October 19, 2017	By:	Carol B. Yancey

Name: Carol B. Yancey
Title: Executive Vice President and CFO

Top of the Form